Exhibit 99.2

               Unaudited Pro Forma Combined Financial Information

     The unaudited pro forma combined balance sheets and the unaudited pro forma combined statements of income of F&M Bancorp set forth below give effect, using the pooling of interests method of accounting, to the merger of Home Federal Corporation with and into F&M Bancorp based upon the conversion ratio of 0.49535 shares of F&M Bancorp Common Stock for each share of Home Federal Common Stock outstanding as of each respective period end. The unaudited pro forma combined balance sheets are presented as though the merger had occurred on September 30, 1996. The unaudited pro forma combined income statements are presented as though the merger had occurred on January 1, 1993.

     The unaudited pro forma financial information set forth below is for illustrative purposes only, and therefore is not necessarily indicative of the financial condition or results of operations of F&M Bancorp as they would have been had the merger occurred during the periods presented or as they may be in the future.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                September 30, 1996
                                  F&M        Home                   Pro Forma
(Dollars in thousands)          Bancorp    Federal    Adjustments   Combined
                                -------    -------    -----------   ---------

ASSETS
Cash and due from banks         $ 32,009   $  5,045   $    --       $ 37,054
Interest-bearing deposits
  with banks                          --      2,921        --          2,921
Investment securities:
  Held-to-maturity                66,117     49,790        --        115,907
  Available-for-sale,
    at fair value                114,225      8,649        --        122,874
                                --------   --------   -------       --------
 Total investment
        securities               180,342     58,439        --        238,781
                                --------   --------   -------       --------
Loans, net of unearned income    508,263    152,116        --        660,379
Less:
  Allowance for credit losses     (6,020)    (3,680)       --         (9,700)
                                --------   --------   -------       --------
    Net Loans                    502,243    148,436        --        650,679
Bank premises and
  equipment, net                  19,741      4,401        --         24,142
Other assets                      25,737      9,404        --         35,141
                                --------   --------   -------       --------
Total assets                    $760,072   $228,646        --       $988,718
                                ========   ========   =======       ========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits:
  Noninterest-bearing           $ 99,554   $ 10,219        --       $109,773
  Interest-bearing               528,168    152,399        --        680,567
                                --------   --------   -------       --------
    Total deposits               627,722    162,618        --        790,340
Federal funds purchased and
  securities sold under
  agreeements to repurchase       35,509         --        --         35,509
Other short-term borrowings        1,601         --        --          1,601
Advances from the Federal Home
  Loan Bank (FHLB) of Atlanta     15,143     43,636        --         58,779
Accrued interest and
  other liabilities                7,049      3,344        --         10,393
                                --------   --------   -------       --------
    Total liabilities            687,024    209,598        --        896,622

SHAREHOLDERS' EQUITY
Common stock                      22,135      2,519     3,717         28,371
Surplus                           24,874      7,903    (3,717)        29,060
Retained earnings                 26,675      8,749        --         35,424
Net unrealized loss on
  securities available for sale     (636)      (123)       --           (759)
                                --------   --------   -------       --------
Total shareholders' equity        73,048     19,048        --         92,096
                                --------   --------   -------       --------
Total liabilities and
  shareholders' equity          $760,072   $228,646        --       $988,718
                                ========   ========   =======       ========

                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                       Nine months ended September 30, 1996
(Dollars in thousands except                    F&M         Home      Pro Forma
  for per share amount)                       Bancorp     Federal     Combined
                                              -------     -------     ---------

Interest Income:
  Interest and fees on loans                  $32,060     $ 9,699     $41,759
  Interest and dividends on investment
    securities
      Taxable                                   5,028       2,544       7,572
      Tax-exempt                                2,737          --       2,737
  Interest on deposits with banks                  --         186         186
  Interest on federal funds sold                  425           1         426
                                              -------     -------     -------
        Total interest income                  40,250      12,430      52,680
                                              -------     -------     -------

Interest expense:
  Interest on deposits                         15,932       5,058      20,990
  Interest on federal funds purchased
    and securities sold under agreements
    to repurchase                               1,339          --       1,339
  Interest on advances from the
    FHLB of Atlanta                                87       1,442       1,529
  Interest on other borrowings                     53          --          53
                                              -------     -------     -------
      Total interest expense                   17,411       6,500      23,911
                                              -------     -------     -------

Net interest income                            22,839       5,930      28,769
Provision for credit losses                       900          --         900
                                              -------     -------     -------
Net interest income after provision
  for credit losses                            21,939       5,930      27,869
                                              -------     -------     -------

Noninterest income:
  Trust income                                  1,304          --       1,304
  Service charges on deposit accounts           2,473         941       3,414
  Net losses on sales of securities               (25)        (30)        (55)
  Net gains on sales of loans                     145          86         231
  Net gains on sales of property                   58          --          58
  Other operating income                        2,247         894       3,141
                                              -------     -------     -------
      Total noninterest income                  6,202       1,891       8,093
                                              -------     -------     -------

Noninterest expense:
  Salaries and employee benefits               10,194       2,719      12,913
  Occupancy and equipment expense               2,703       1,256       3,959
  Other operating expense                       6,838       2,923       9,761
                                              -------     -------     -------
      Total noninterest expense                19,735       6,898      26,633
                                              -------     -------     -------
Income before provision for income taxes        8,406         923       9,329
Provision for income taxes                      2,130         209       2,339
                                              -------     -------     -------
Net income                                    $ 6,276     $   714     $ 6,990
                                              =======     =======     =======

Earnings per Common Share:
  Net income                                   $1.42       $0.28       $1.23
Weighted average number of shares           4,422,912   2,519,010   5,670,191


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                       Nine months ended September 30, 1995
(Dollars in thousands except                    F&M         Home      Pro Forma
  for per share amount)                       Bancorp     Federal     Combined
                                              -------     -------     ---------

Interest Income:
  Interest and fees on loans                  $33,335     $ 9,487     $42,822
  Interest and dividends on investment
    securities
      Taxable                                   4,210       2,138       6,348
      Tax-exempt                                2,670          --       2,670
  Interest on deposits with banks                   1         103         104
  Interest on federal funds sold                  139          65         204
                                              -------     -------     -------
        Total interest income                  40,355      11,793      52,148
                                              -------     -------     -------

Interest expense:
  Interest on deposits                         15,724       4,891      20,615
  Interest on federal funds purchased
    and securities sold under agreements
    to repurchase                               1,683          --       1,683
  Interest on advances from the
    FHLB of Atlanta                                97       1,584       1,681
  Interest on other borrowings                     68          --          68
                                              -------     -------     -------
      Total interest expense                   17,572       6,475      24,047
                                              -------     -------     -------

Net interest income                            22,783       5,318      28,101
Provision for credit losses                       950          --         950
                                              -------     -------     -------
Net interest income after provision
  for credit losses                            21,833       5,318      27,151
                                              -------     -------     -------

Noninterest income:
  Trust income                                  1,134          --       1,134
  Service charges on deposit accounts           2,169         853       3,022
  Net gains on sales of loans                      69          26          95
  Net gains on sales of securities                  8          --           8
  Net gains on sales of property                   13          --          13
  Other operating income                        2,097         559       2,656
                                              -------     -------     -------
      Total noninterest income                  5,490       1,438       6,928
                                              -------     -------     -------

Noninterest expense:
  Salaries and employee benefits                9,929       2,334      12,263
  Occupancy and equipment expense               2,292       1,161       3,453
  Other operating expense                       7,384       1,850       9,234
                                              -------     -------     -------
      Total noninterest expense                19,605       5,345      24,950
                                              -------     -------     -------
Income before provision for (benefit from)
  income taxes                                  7,718       1,411       9,129
Provision for (benefit from) income taxes       1,963        (808)      1,155
                                              -------     -------     -------
Net income                                    $ 5,755     $ 2,219     $ 7,974
                                              =======     =======     =======

Earnings per Common Share:
  Net income                                   $1.31       $0.88       $1.41
Weighted average number of shares           4,407,840   2,519,010   5,655,119


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          Year ended December 31, 1995
(Dollars in thousands except                    F&M         Home      Pro Forma
  for per share amount)                       Bancorp     Federal     Combined
                                              -------     -------     ---------

Interest Income:
  Interest and fees on loans                  $44,566     $12,925     $57,491
  Interest and dividends on investment
    securities
      Taxable                                   5,698       2,804       8,502
      Tax-exempt                                3,569          --       3,569
  Interest on deposits with banks                   1         164         165
  Interest on federal funds sold                  286          95         381
                                              -------     -------     -------
        Total interest income                  54,120      15,988      70,108
                                              -------     -------     -------

Interest expense:
  Interest on deposits                         21,218       6,652      27,870
  Interest on federal funds purchased
    and securities sold under agreements
    to repurchase                               2,215          --       2,215
  Interest on advances from the
    FHLB of Atlanta                                96       2,066       2,162
  Interest on other borrowings                     89          --          89
                                              -------     -------     -------
      Total interest expense                   23,618       8,718      32,336
                                              -------     -------     -------

Net interest income                            30,502       7,270      37,772
Provision for credit losses                     2,000        (349)      1,651
                                              -------     -------     -------
Net interest income after provision
  for credit losses                            28,502       7,619      36,121
                                              -------     -------     -------

Noninterest income:
  Trust income                                  1,560          --       1,560
  Service charges on deposit accounts           2,943       1,154       4,097
  Net gains on sales of loans                   3,013          48       3,061
  Net losses on sales of securities              (256)         --        (256)
  Net gains on sales of property                   20          --          20
  Other operating income                        2,903         777       3,680
                                              -------     -------     -------
      Total noninterest income                 10,183       1,979      12,162
                                              -------     -------     -------

Noninterest expense:
  Salaries and employee benefits               13,240       3,204      16,444
  Occupancy and equipment expense               3,288       1,579       4,867
  Other operating expense                      11,025       2,840      13,865
                                              -------     -------     -------
      Total noninterest expense                27,553       7,623      35,176
                                              -------     -------     -------
Income before provision for (benefit from)
  income taxes                                 11,132       1,975      13,107
Provision for (benefit from) income taxes       2,933        (553)      2,380
                                              -------     -------     -------
Net income                                    $ 8,199     $ 2,528     $10,727
                                              =======     =======     =======

Earnings per Common Share:
  Net income                                   $1.86       $1.00       $1.90
Weighted average number of shares           4,409,089   2,519,010   5,656,368


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          Year ended December 31, 1994
(Dollars in thousands except                    F&M         Home      Pro Forma
  for per share amount)                       Bancorp     Federal     Combined
                                              -------     -------     ---------

Interest Income:
  Interest and fees on loans                  $37,679     $11,561     $49,240
  Interest and dividends on investment
    securities
      Taxable                                   5,513       2,675       8,188
      Tax-exempt                                3,603          --       3,603
  Interest on deposits with banks                  20         173         193
  Interest on federal funds sold                  290          78         368
                                              -------     -------     -------
        Total interest income                  47,105      14,487      61,592
                                              -------     -------     -------

Interest expense:
  Interest on deposits                         16,568       5,203      21,771
  Interest on federal funds purchased
    and securities sold under agreements
    to repurchase                               1,208          --       1,208
  Interest on advances from the
    FHLB of Atlanta                                22       1,780       1,802
  Interest on other borrowings                     60          --          60
                                              -------     -------     -------
      Total interest expense                   17,858       6,983      24,841
                                              -------     -------     -------

Net interest income                            29,247       7,504      36,751
Provision for credit losses                       910         278       1,188
                                              -------     -------     -------
Net interest income after provision
  for credit losses                            28,337       7,226      35,563
                                              -------     -------     -------

Noninterest income:
  Trust income                                  1,144          --       1,144
  Service charges on deposit accounts           2,276       1,047       3,323
  Net gains on sales of loans                      52          83         135
  Net gains on sales of property                  725          --         725
  Other operating income                        2,793         863       3,656
                                              -------     -------     -------
      Total noninterest income                  6,990       1,993       8,983
                                              -------     -------     -------

Noninterest expense:
  Salaries and employee benefits               12,259       3,138      15,397
  Occupancy and equipment expense               2,709       1,507       4,216
  Other operating expense                       9,217       2,771      11,988
                                              -------     -------     -------
      Total noninterest expense                24,185       7,416      31,601
                                              -------     -------     -------
Income before provision for income taxes       11,142       1,803      12,945
Provision for income taxes                      2,991         306       3,297
                                              -------     -------     -------
Net income                                    $ 8,151     $ 1,497     $ 9,648
                                              =======     =======     =======

Earnings per Common Share:
  Net income                                   $1.86       $0.59       $1.71
Weighted average number of shares           4,393,312   2,519,010   5,640,591


                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          Year ended December 31, 1993
(Dollars in thousands except                    F&M         Home      Pro Forma
  for per share amount)                       Bancorp     Federal     Combined
                                              -------     -------     ---------

Interest Income:
  Interest and fees on loans                  $36,581     $12,578     $49,159
  Interest and dividends on investment
    securities
      Taxable                                   5,542       2,031       7,573
      Tax-exempt                                3,320          --       3,320
  Interest on deposits with banks                  28         257         285
  Interest on federal funds sold                  386          65         451
                                              -------     -------     -------
        Total interest income                  45,857      14,931      60,788
                                              -------     -------     -------

Interest expense:
  Interest on deposits                         16,489       5,600      22,089
  Interest on federal funds purchased
    and securities sold under agreements
    to repurchase                                 854          --         854
  Interest on advances from the
    FHLB of Atlanta                                --       2,069       2,069
  Interest on other borrowings                     48          27          75
                                              -------     -------     -------
      Total interest expense                   17,391       7,696      25,087
                                              -------     -------     -------

Net interest income                            28,466       7,235      35,701
Provision for credit losses                     1,530       1,687       3,217
                                              -------     -------     -------
Net interest income after provision
  for credit losses                            26,936       5,548      32,484
                                              -------     -------     -------

Noninterest income:
  Trust income                                  1,091          --       1,091
  Service charges on deposit accounts           1,936       1,036       2,972
  Net gains on sales of loans                     633         370       1,003
  Net losses on sales of securities                 2         199         201
  Net gains on sales of property                   92          --          92
  Other operating income                        2,422       1,258       3,680
                                              -------     -------     -------
      Total noninterest income                  6,176       2,863       9,039
                                              -------     -------     -------

Noninterest expense:
  Salaries and employee benefits               11,206       3,031      14,237
  Occupancy and equipment expense               2,631       1,410       4,041
  Other operating expense                       8,309       3,350      11,659
                                              -------     -------     -------
      Total noninterest expense                22,146       7,791      29,937
                                              -------     -------     -------

Income before provision for (benefit from)
  income taxes, loss from discontinued
  operation, and cumulative effect of an
  accounting change                            10,966         620      11,586
Provision for (benefit from) income taxes       3,203        (154)      3,049
                                              -------     -------     -------
Income before loss from discontinued
  operation and cumulative effect of
  an accounting change                          7,763         774       8,537
Loss from discontinued operation                   --         (72)        (72)
Cumulative effect of a change in
  accounting for income taxes                      --         245         245
                                              -------     -------     -------
Net Income                                    $ 7,763     $   947     $ 8,710
                                              =======     =======     =======

Earnings (loss) per Common Share:
  Before discontinued operation and
    cumulative effect of an
    accounting change                          $1.77       $0.40       $1.60
  Discontinued operation                          --       (0.04)      (0.02)
  Cumulative effect of an accounting change       --        0.13        0.05
                                               -----       -----       -----
Earnings per Common Share                      $1.77       $0.49       $1.63

Weighted average number of shares           4,378,445   1,931,138   5,334,641
